EX-99.d.9

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


         This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund"), and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement; and

         WHEREAS, the Funds have a new sub-adviser; and

         WHEREAS, the advisory fees for the Funds will be amended.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

         1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated February 18, 2004, attached hereto.

         2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated February 18, 2004, attached hereto.

         3. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 18th day of February, 2004.

                             JNL VARIABLE FUND LLC


                             By:       /s/ Robert A. Fritts
                                 --------------------------------------------

                             Name:    ROBERT A. FRITTS
                                    ----------------------------

                             Title:            PRESIDENT
                                    -----------------------------------------

                             JACKSON NATIONAL ASSET
                             MANAGEMENT, LLC


                             By:     /s/ Andrew B. Hopping
                                --------------------------------------------

                             Name:    ANDREW B. HOPPING
                                    ----------------------------

                             Title:   PRESIDENT

                                   SCHEDULE A
                             Dated February 18, 2004
                                     (Fund)

            JNL/Mellon Capital Management The DowSM 10 Fund
            JNL/ MellonCapital Management The DowSM 5 Fund
            JNL/Mellon CapitalManagement The S&P(R) 10 Fund
            JNL/Mellon Capital Management Global 15 Fund
            JNL/Mellon Capital Management 25 Fund
            JNL/Mellon Capital Management Select Small-Cap Fund
            JNL/Mellon Capital Management Communications Sector Fund
            JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Energy Sector Fund
            JNL/Mellon Capital Management Financial Sector Fund
            JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund JNL/Mellon Capital Management Technology Sector Fund

                                   SCHEDULE B
                             Dated February 18, 2004
                                 (Compensation)

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                 JNL/ MELLON CAPITAL MANAGEMENT THE DOWSM 5 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

                JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

       JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

 $0 to $50 million                            .37%
 $50 to $100 million                          .31%
 Over $100 million                            .28%